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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report November 10, 2000         Commission File No. 333-30795
      (Date of earliest event reported)


                                RADIO ONE, INC.
            (Exact name of registrant as specified in its charter)


                       Delaware                     52-1166660
            (State or other jurisdiction of      (I.R.S. Employer
             incorporation or organization)     Identification No.)


                         5900 Princess Garden Parkway,
                                   8th Floor
                            Lanham, Maryland 20706
                   (Address of principal executive offices)


                                (301) 306-1111
              Registrant's telephone number, including area code
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Item 5.  Other Events

         On November 9, 2000, the Company issued the attached press release announcing that the Company has entered into three separate agreements to acquire a station and intellectual property rights in the Dallas, Texas market and divest stations in the Greenville, South Carolina and Richmond, Virginia markets.

         Exhibit 1 Press Release; Radio One, Inc. To Acquire Radio Station in Dallas, Texas and Divest Non-Core Stations in Richmond, Virginia and Greenville, South Carolina.
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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        RADIO ONE, INC.



                        / s / Scott R. Royster
                        ______________________________________________________
November 10, 2000       Scott R. Royster
                        Executive Vice President and Chief Financial Officer
                        (Principal Accounting Officer)